SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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FRANKLIN FUND ALLOCATOR SERIES

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franklin global allocation fund

A SERIES OF franklin fund allocator series

One Franklin Parkway

San Mateo, CA  94403-1906

 IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin Global Allocation Fund (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”).  We encourage you to access and review all of the important information contained in the Information Statement, available online at: https://franklintempletonprod.widen.net/s/mlclxqhd8b/481_stmt_0824.

The Information Statement describes a recent change involving the investment management of the Fund.  Franklin Advisers, Inc. (“FAV”) currently serves as the investment manager to the Fund.  Under an exemptive order from the U.S. Securities and Exchange Commission, FAV is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees (the “Board”).  Under the exemptive order, FAV, the Fund’s investment manager, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  On May 22, 2024, the Board, on behalf of the Fund, appointed Franklin Templeton Investments Corp. (“FTIC”) as a sub-advisor to the Fund and approved a new sub-advisory agreement between FAV and FTIC, effective June 3, 2024, pursuant to which FTIC supports FAV in providing investment advice to the Fund.  In connection with the appointment of FTIC as a sub-advisor to the Fund, Michael Greenberg has been added as a portfolio manager to the Fund.

A more detailed description of FTIC and its investment operations, information about the new sub-advisory agreement with FTIC, and the reasons the Board appointed FTIC as a sub-advisor are included in the Information Statement.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about August 30, 2024, to shareholders of record of the Fund as of August 12, 2024.  To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the Notice of Internet Availability of Information Statement. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have this document householded, please call us at (800) 632-2301.  The Information Statement will be available online until at least 90 days after mailing.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN / (800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

481 SHLTR 08/24

franklin global allocation fund

A SERIES OF franklin fund allocator series

One Franklin Parkway

San Mateo, CA  94403-1906

INFORMATION STATEMENT

This Information Statement describes a recent change involving the investment management of the Franklin Global Allocation Fund (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”).  At a meeting held on May 22, 2024 (the “May Board Meeting”), the Trust’s Board of Trustees, on behalf of the Fund (the “Board” or the “Trustees”) appointed Franklin Templeton Investment Corp. (“FTIC”) as sub-advisor to the Fund and approved a new sub-advisory agreement between Franklin Advisers, Inc. (“FAV” or the “Investment Manager”), the Fund’s investment manager, and FTIC, effective June 3, 2024, pursuant to which FTIC supports FAV in providing investment advice to the Fund.  In connection with the appointment of FTIC as a sub-advisor to the Fund, Michael Greenberg has been added as a portfolio manager to the Fund.  FAV has the ultimate responsibility, subject to the oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), FAV is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

This Information Statement is being made available via the internet beginning on or about August 30, 2024 to all shareholders of record of the Fund as of August 12, 2024 (the “Record Date”).  The Information Statement will be available online at https://franklintempletonprod.widen.net/s/mlclxqhd8b/481_stmt_0824 until at least 90 days after its mailing to shareholders.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

 NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Board to inform shareholders of a recent change in the investment management of the Fund.  The Board, upon the recommendation of FAV, has approved a new sub-advisory agreement for the Fund between FAV and FTIC (the “FTIC Sub-Advisory Agreement”).  FAV and FTIC are both wholly owned subsidiaries of Franklin Resources, Inc. (“FRI”).  This Information Statement provides details regarding FTIC, the FTIC Sub-Advisory Agreement and the reasons the Board appointed FTIC as a new sub-advisor.

What is the Manager of Managers Structure?

Following the appointment of FTIC as a sub-advisor, the Fund currently has one sub-advisor.  FTIC provides FAV with investment management advice (which may include research and analysis).  Pursuant to the Manager of Managers Order, FAV has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  FAV also, subject to the review and approval of the Board, sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisor(s) to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions.  Subject to review by the Board, FAV may allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors, and will monitor and evaluate each sub-advisor’s performance.

The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Fund, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF FTIC AS A SUB-ADVISOR TO THE FUND

Why was FTIC appointed as a New Sub-Advisor?

FAV recommended, and the Board approved, the appointment of FTIC as a sub-advisor to the Fund in order to allow Michael Greenberg to serve as a portfolio manager for the Fund. Prior to FAV’s recommendation to the Board to approve the FTIC Sub-Advisory Agreement, Wylie Tollette, Richard Hsu and Jacqueline Kenney, were the named portfolio managers of the Fund and all three were designated as co-lead portfolio managers. Mr. Greenberg is an officer of FTIC and an employee of Fiduciary Trust Company of Canada (“FTCC”) which provides investment advisory services through FTIC under a participating affiliate arrangement with FTCC.  Mr. Greenberg joined Franklin Templeton Investments in 2006 and is based in Toronto.  Management believes that the performance of the Fund would benefit from the dedicated focus of Mr. Greenberg.

Has the addition of FTIC increased the Fund’s fees and expenses?

No.  The addition of FTIC as sub-advisor to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by FAV to FTIC are deducted from the fees paid by the Fund to FAV.  The approval of the FTIC Sub-Advisory Agreement for the Fund did not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Information about FTIC

FTIC, located at 200 King Street West, Toronto, Ontario, Canada, M5H3T4, is organized as a Canadian corporation and is registered as an investment adviser with the SEC.  FTIC is a wholly owned subsidiary of Templeton International, Inc., and an indirect wholly owned subsidiary of FRI.  Together, FTIC and its affiliates manage, as of July 31, 2024, approximately $1.66 trillion in assets, and have been in the investment management business since 1947. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  The principal stockholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 19% and 20%, respectively, of its outstanding shares as of July 31, 2024. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

The following table sets forth the name, business address and principal occupation of the principal executive officers and directors of FTIC.

Name and Address	Position
David Paterson 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Chief Financial Officer
Brad G. Beuttenmiller 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Chief Compliance Officer, Chief Anti-Money Laundering Officer, Senior Associate General Counsel and Corporate Secretary
Tina Sadler 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Executive Vice-President, Portfolio Manager, Research Analyst
Andrew Ashton 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Chairman
Andrew Knox 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Managing Director
Ryan Crowther 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Director, Portfolio Manager
Izabel Flis 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Director, Portfolio Manager
Michael Richmond 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Director, Portfolio Manager
Leslie Stelmach 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Director, Portfolio Manager
Dahlia Buchanan 200 King Street West, Suite 1400, Toronto, ON, M5H 3T4, Canada	Fund Treasurer

FTIC does not manage other U.S. registered investment companies with investment objectives and strategies similar to the Fund.

material terms of the FTIC Sub-Advisory Agreement

Below is a summary of the material terms of the FTIC Sub-Advisory Agreement.  This summary is qualified in its entirety by reference to the FTIC Sub-Advisory Agreement, a form of which is attached as Exhibit A.

Services.  Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of FAV, FTIC provides certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.

Sub-advisory Fees.  FTIC’s provision of sub-advisory services to the Fund has had no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because the fees that are received by FTIC will be paid directly by FAV.  Further, shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.  The approval of the FTIC Sub-Advisory Agreement will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Under the FTIC Sub-Advisory Agreement, FAV pays FTIC a sub-advisory fee of 25% of the “net investment advisory fee” paid by the Fund to FAV. The net investment advisory fee is defined in the FTIC Sub-Advisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to FAV, minus any Fund fees and/or expenses waived and/or reimbursed by FAV, minus (ii) any fees payable by FAV to Franklin Templeton Services, LLC (“FT Services”) for fund administrative services.

Payment of Expenses.  During the term of the FTIC Sub-Advisory Agreement, FTIC pays all expenses incurred by it in connection with the services provided by it under the FTIC Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage.  FTIC will use its best efforts to obtain for the Fund the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The FTIC Sub-Advisory Agreement recognizes that FTIC may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund’s policies and procedures, the terms of the Fund’s investment management agreement, the Fund’s prospectus and Statement of Additional Information, and applicable law.

Limitation of Liability.  The FTIC Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIC, neither FTIC nor any of its directors, officers, employees or affiliates will be subject to liability to FAV, the Trust, on behalf of the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance.  The FTIC Sub-Advisory Agreement will continue in effect for two years after its effective date of June 3, 2024 unless earlier terminated. The FTIC Sub-Advisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Fund’s Independent Trustees at a meeting called for the purpose of voting on such approval, and either (a) the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 (“1940 Act”), as the lesser of: (A) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) a majority of the Board as a whole.

Termination.  The FTIC Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to FAV and FTIC, or a 1940 Act Majority Vote of the Fund’s shareholders, or (ii) by FAV or FTIC upon not less than sixty (60) days’ written notice to the other party.

What fees were paid by the Fund to affiliates of FTIC during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FTIC during the Fund’s most recently completed fiscal year are provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What factors did the Board consider when approving the FTIC Sub-Advisory Agreement?

At the May Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) reviewed and approved the FTIC Sub-Advisory Agreement for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the FTIC Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Investment Manager at the May Board Meeting with respect to the approval of the FTIC Sub-Advisory Agreement.  The Board also reviewed and considered the factors it deemed relevant in approving the FTIC Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by FTIC; and (ii) the costs of the services to be provided by FTIC. The Board further reviewed and considered information provided by management showing the expected impact of hiring FTIC on the Investment Manager’s profitability consistent with the Manager of Managers Order. The Board also considered that management proposed that the Board approve the FTIC Sub-Advisory Agreement in order to facilitate the addition of another portfolio manager for the Fund, effective June 3, 2024. The Board reviewed and further considered the form of FTIC Sub-Advisory Agreement and the terms of the FTIC Sub-Advisory Agreement, which were discussed at the May Board Meeting, noting that the terms and conditions of the FTIC Sub-Advisory Agreement were identical (except with respect to the sub-advisory fee) to the terms and conditions of sub-advisory agreements for other Franklin Templeton (FT) mutual funds.

In approving the FTIC Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined, through the exercise of its business judgment, that the hiring of FTIC is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or FTIC derives an inappropriate advantage. The Board also determined that the terms of the FTIC Sub-Advisory Agreement are fair and reasonable.

While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIC and currently being provided by the Investment Manager and their affiliates to the Fund and its shareholders. The Board noted that the Fund employs a “manager of managers” structure pursuant to the Manager of Managers Order granted to the Investment Manager by the SEC, whereby the Investment Manager and the Fund may, without shareholder approval, enter into sub-advisory agreements with sub-advisers that are indirect or direct wholly owned subsidiaries of FRI. In particular, with respect to FTIC, the Board took into account that the new portfolio manager proposed to serve as a portfolio manager for the Fund is an employee of FTCC which has entered into a participating affiliate agreement with FTIC that would permit the new portfolio manager to act on behalf of FTIC for purposes of providing sub-advisory services to the Investment Manager. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by FTIC to the Fund and its shareholders under the FTIC Sub-Advisory Agreement; FTIC’s experience as a manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIC and FTIC’s capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of FRI, the parent of the Investment Manager and FTIC, and its commitment to the mutual fund business as evidenced by its continued reassessment of the fund offerings in response to FT acquisitions and the market environment, as well as project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to technological innovation and advancement, including its initiative to create a new enterprise-wide artificial intelligence platform.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIC to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2023. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (“Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional flexible portfolio funds. The Board noted that the Fund’s annualized total return for the one- and three-year periods was above the median and in the second quintile of its Performance Universe, but for the five- and 10-year periods was below the median of its Performance Universe. The Board further noted that, effective February 1, 2021, the Fund was repositioned from a fund-of-funds to a directly managed allocation fund. The Board also noted that the Fund’s annualized total return for each period was positive, returning 12.92% for the one-year period. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by FTIC. The Board noted that the addition of FTIC will have no impact on the amount of management fees that are currently paid by the Fund as FTIC will be paid by the Investment Manager out of the management fee that the Investment Manager receives from the Fund. The Board further noted that the allocation of the fee between the Investment Manager and FTIC reflected the services to be provided by FTIC. The Board concluded that the proposed investment sub-advisory fee to be paid to FTIC is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Investment Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Investment Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2023, being the most recent fiscal year-end for FRI. The Board noted management’s belief that the Investment Manager’s profitability is not expected to materially change as a result of the addition of FTIC. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. The Board also noted that an independent registered public accounting firm has been engaged by the Investment Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Investment Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered management’s outsourcing of certain operations, which effort has required considerable up-front expenditures by the Investment Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Investment Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Investment Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Investment Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Investment Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Investment Manager incurs across the FT family of funds as a whole. The Board noted that the Fund had experienced a significant decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Investment Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the FTIC Sub-Advisory Agreement for an initial two-year period.

ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager

FAV currently serves as the Fund’s investment manager pursuant to an investment management agreement between FAV and the Trust, on behalf of the Fund dated February 1, 2021.  The Board most recently voted to renew the investment management agreement for the Fund at the May Board Meeting.  FAV’s principal offices are located at One Franklin Parkway, San Mateo, California 94403.  FAV is an indirect, wholly owned subsidiary of FRI.  Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT FTIC.”

The Trustees who are interested persons of FAV or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by FAV and its affiliates from the Fund.

The Trust, on behalf of the Fund, employs FAV to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board.  Under the management agreement, FAV has the authority to make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities.  FAV also may place orders for the execution of the Fund’s securities transactions.  In addition, FAV has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors.  In allocating the Fund’s assets, FAV has discretion to not allocate any assets to one or more sub-advisors at any time.

The Fund pays FAV a fee equal to an annual rate of:

•         0.60% of the value of net assets up to and including $1 billion;

•         0.57% of the value of net assets over $1 billion up to and including $5 billion;

•         0.55% of the value of net assets over $5 billion

The fee is calculated daily and paid monthly according to the terms of the management agreement.  Each class of the Fund’s shares pays its proportionate share of the fee.

For the fiscal year ended December 31, 2023, FAV contractually agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.70% for each share class. FAV has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in FT affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These arrangements are expected to continue until April 30, 2025.

The investment management fee, as a percentage of the Fund’s net assets, for the fiscal year ended December 31, 2023, was 0.55%. For the fiscal year ended December 31, 2023, the aggregate amount of the investment management fees paid by the Fund to FAV was $14,358,953 (after fee waivers/expenses reimbursed). Investment management fees for the Fund before waivers totaled $15,204,321.

FTIC began serving as a sub-advisor to the Fund effective June 3, 2024.  Prior to the appointment of FTIC as a sub-advisor, the Fund had no sub-advisors.  FAV compensates FTIC for providing investment management advice (which may include research and analysis services).

The Administrator

The administrator for the Fund is FT Services, with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly owned subsidiary of FRI and an affiliate of FAV and FTIC.  The fee for administrative services provided by FT Services is paid by FAV based on the Fund’s average daily net assets, and is not an additional expense of the Fund. For the fiscal year ended December 31, 2023, FAV did not pay FT Services administrative fees.  FT Services will continue to provide administrative services to the Fund.

The Principal Underwriter

The principal underwriter for the Fund is Franklin Distributors, LLC (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, service fees paid to securities dealers, advertising expenses and the costs of printing sales material and prospectuses.

For the fiscal year ended August 31, 2023, the aggregate amount of 12b-1 fees received by Distributors from the Fund’s Class A, Class C and Class R shares was $6,864,499, substantially all of which was paid to third-party financial intermediaries.

Distributors does not receive compensation from the Fund for acting as the principal underwriter with respect to the Fund’s Class R6 or Advisor Class shares.

Distributors will continue to act as the principal underwriter for the Fund.

The Transfer Agent

The transfer agent, dividend-paying agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

FTIS will continue to act as the transfer agent, dividend-paying agent and shareholder servicing agent for the Fund.

Other Matters

The Fund’s most recent audited financial statements and annual report and the most recent semi-annual report to shareholders succeeding the annual report, if any, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/(800) 342-5236 or send a written request to Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151.

Principal Shareholders

The outstanding shares and classes of the Fund as of August 12, 2024, are set forth in Exhibit B.  To the knowledge of the Fund’s management, as of August 12, 2024, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Trust’s management, as of August 12, 2024, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

EXHIBIT A

FORM OF

SUB-ADVISORY AGREEMENT

FRANKLIN FUND ALLOCATOR SERIES

on behalf of

FRANKLIN GLOBAL ALLOCATION FUND

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [___] day of [_______], 2024, by and between FRANKLIN ADVISERS, INC., a California corporation (“FAV”), and FRANKLIN TEMPLETON INVESTMENTS CORP., a company existing under the laws of the Province of Ontario, Canada (“FTIC”).

W I T N E S E T H

WHEREAS, FAV and FTIC are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, FAV, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to the Franklin Global Allocation (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain FTIC to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIC is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.         FAV hereby retains FTIC, and FTIC hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)        Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, FTIC agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. FAV will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)        Both FTIC and FAV may place all purchase and sale orders on behalf of the Fund.

(c)        Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, FTIC shall report daily all transactions effected by FTIC on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

(d)        For the term of this Agreement, FTIC shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e)        In performing its services under this Agreement, FTIC shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Amended and Restated Agreement and Declaration of Trust, and to the investment guidelines most recently established by FAV and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)        In carrying out its duties hereunder, FTIC shall comply with all reasonable instructions of the Fund or FAV in connection therewith.

2.         In performing the services described above, FTIC shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIC may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIC’s overall responsibilities with respect to accounts managed by FTIC. FTIC may use for the benefit of its other clients any such brokerage and research services that FTIC obtains from brokers or dealers. To the extent authorized by applicable law, FTIC shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.         (a)        FAV shall pay to FTIC a monthly fee in U.S. dollars equal to 25% of the net investment advisory fee payable by the Fund to FAV (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIC during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to FAV shall equal (i) 96% of an amount equal to the total investment management fees payable to FAV, minus any Fund fees and/or expenses waived or reimbursed by FAV, minus (ii) any fees payable by FAV to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

(b)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.         It is understood that the services provided by FTIC are not to be deemed exclusive. FAV acknowledges that FTIC may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). FAV agrees that FTIC may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIC may use information furnished by others to FAV and FTIC in providing services to other such Clients.

5.         FTIC agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.         During the term of this Agreement, FTIC will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

7.         FTIC shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

8.         FTIC will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIC may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.         This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

10.       (a)        Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FAV and FTIC, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FAV or FTIC upon not less than sixty (60) days’ written notice to the other party.

(b)        This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between FAV and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.       (a)        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIC, neither FTIC nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)        Notwithstanding paragraph 11(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIC pursuant to authority delegated as described in Paragraph 1(a), FTIC shall indemnify FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)        No provision of this Agreement shall be construed to protect any director or officer of FAV or FTIC from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.       In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIC hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTIC further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.       Upon termination of FTIC’s engagement under this Agreement or at the Fund’s direction, FTIC shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTIC and relate directly and exclusively to the performance by FTIC of its obligations under this Agreement; provided, however, that FTIC shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIC shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTIC’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.       Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)         to FAV:

[_________________]

[_________________]

(ii)        to FTIC :

[_________________]

[_________________]

16.       This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.       FTIC acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Amended and Restated Agreement and Declaration of Trust. FTIC agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that FTIC shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

18.       Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:

Name:

Title:

FRANKLIN TEMPLETON INVESTMENTS CORP.

By:

Name:

Title:

EXHIBIT B

OUTSTANDING SHARES OF THE Fund

AS OF AUGUST 12, 2024

Outstanding Shares
Class A Shares	167,036,170.108
Class C Shares	4,384,421.403
Class R Shares	296,391.786
Class R6 Shares	309,723.436
Advisor Class Shares	7,484,985.270
Total	179,511,692.00

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of the Fund as of August 12, 2024

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	14,237,972.167	8.52
	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 631032523	13,563,409.620	8.12
	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	12,288,699.924	7.36
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990001	11,781,930.300	7.05
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	10,378,744.660	6.21
	J.P. MORGAN SECURITIES LLC FOR THE EXCL BENE OF OUR CUST OMNIBUS ACCOUNT MUTUAL FUND DEPARTMENT 575 WASHINGTON BLVD FL 6 JERSEY CITY NJ 073101616	8,797,836.250	5.27
Advisor Class Shares	JOHN HANCOCK LIFE INSURANCE CO USA ATTN JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 021165022	1,105,327.715	14.77
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 337161102	920,962.255	12.30
	CHARLES SCHWAB & CO WRAP ACCOUNT 211 MAIN ST SAN FRANCISCO CA 941051905	733,312.148	9.80
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	680,175.321	9.09
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	610,828.196	8.16
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990001	605,209.192	8.09
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	535,180.927	7.15
	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 631032523	516,776.071	6.90
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 9H6SB 4800 DEER LAKE DR E JACKSONVILLE FL 322466484	468,090.706	6.25
Class C Shares	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 631032523	259,516.994	5.92
Class R Shares	MATRIX TRUST COMPANY CUST FBO N C STURGEON L P 717 17TH STREET SUITE 1300 DENVER CO 80202	71,638.855	24.17
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC SALINAS VALLEY MEMORIAL HCS 403 B 717 17TH STREET SUITE 1300 DENVER CO 80202	34,950.641	11.79
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC FRANKLIN TEMPLETON OMNIBUS 403BS 717 17TH ST STE 1300 DENVER CO 802023304	32,474.393	10.96
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC PELICAN RAPIDS PUB SCH ISD 548 403B 717 17TH STREET SUITE 1300 DENVER CO 80202	22,304.209	7.53
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	19,993.435	6.75
Class R6 Shares	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DRIVE SUITE 300 FORT WASHINGTON PA 19034	125,992.907	40.68
	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 631313710	85,621.605	27.64
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	53,649.283	17.32

B-1

481 STMT 08/24

B-2